--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the Annual Report of The Europe Fund, Inc. On December 31, 1999, the end of the period under review, the Fund's net assets totaled $207.8 million. This represents a net asset value per share of $20.64, a rise of 14.49% per annum from its initial value, after taking into account underwriting discounts, commissions, offering expenses and assuming reinvestment of dividends and distributions. This compares with a 14.90% increase in the MSCI Europe Index over the same time period. At the end of the period under review, The Europe Fund, Inc. was quoted at $18.875 per share on the New York Stock Exchange, which represents a 8.55% discount to the Fund's net asset value per share and a rise of 12.77% per annum from its initial value, assuming reinvestment of dividends and distributions.

  We also enclose an economic review, a market review, a summary of portfolio activity and market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

        /s/ Anthony M. Solomon                 /s/ Stephen M. M. Miller
          Anthony M. Solomon                     Stephen M. M. Miller
        Chairman of the Board                         President

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

ECONOMIC REVIEW

  The rally staged by the Euro against the US dollar during the third quarter went into reverse in the fourth quarter. A poor US Producer Price Index figure sparked concern about US dollar assets, but as confidence was restored by subsequent reported data, the US dollar recovered strongly against the Euro. Having reached 1.09 against the US dollar by mid October, the Euro fell steadily and was retesting parity by the end of the fourth quarter. A 50 basis point increase in the repo rate by the European Central Bank (ECB) in November was followed by a further interest rate hike by the US Federal Reserve and did little to reverse this trend. The Bank of England also increased its base rate by 25 basis points. With global interest rates rising, European bond yields increased further over the quarter.

  Economic activity continued to recover over the period. Although Germany continued to lag behind the rest of Europe, business confidence improved further. Germany saw a sharp rise in export demand. Italy, the other major economy that has been lagging behind the rest of Europe, reported stronger-than-expected industrial orders and in November, the Italian Purchasing Managers' Index saw its fourth consecutive monthly rise. Growth remained strong in the United Kingdom and the French economy continued to gain strength: the October Institut National des Statistiques et des Etudes Economiques survey of consumer confidence saw the biggest rise since the survey started in 1987.

  In spite of the increase in short-term interest rates, general liquidity remained accommodative, partly due to the ECB's concern about Y2K and this was reflected in money supply figures. European Monetary Union's money supply rating of M3 was growing at 6.1% in October (up from 5.7%) and was still growing at 6% in November. A stronger oil price contributed to a higher inflation rate but underlying inflation continued to fall.

  Shortly before the year end, the German government announced plans to cut income tax and abolish capital gains tax on the sale of cross-holdings (two companies own shares in each other as part of a shareholder agreement) in quoted companies.

MARKET REVIEW

  After a weak September, European equity markets had an exceptionally strong rebound during the fourth quarter. The MSCI Europe index rose by 22.8% in local currency terms. Most of this increase came in December. The rise was driven by corporate activity and stellar performances by the Telecommunications (Telecoms) and Technology sectors as investors realized that growth rates in voice and data transmission would be higher than expected. Towards the end of the year, market confidence that there would be minimal disruption as a result of Y2K related problems increased.

  The best-performing sector within the MSCI Europe Index over the quarter was Electricals and Electronics, but both Telecoms and Broadcasting and Publishing were both up over 50%. These sectors are all beneficiaries of the growth in data transmission. Of the cyclical industry sectors, Metals performed strongly. Among the worst-performing areas were sectors that have been seen in the past as growth sectors, such as Food and Household Products, and Beverages and Tobacco. These sectors are little affected by the current technology boom.

  Country performance was driven by the weighting of the Telecom and Technology sectors in each country index and individual stock moves. Only five countries out of fifteen in the MSCI Europe outperformed: Germany (Mannesmann, Siemens and SAP), Finland (Nokia Oyj), Sweden (Ericsson), Spain (Telefonica) and France (France Telecom and the Media sector).

  The approach of Y2K appeared to have little impact on corporate activity as 1999's European take-over boom climaxed with the announcement of the largest ever hostile take-over with Vodafone AirTouch bidding for Mannesmann. This was after announcements in the Telecom sector of France Telecom's acquisition of E Plus, Mannesmann's bid for Orange and Deutsche Telekom's bid for One2One. Telecom Italia (TI) and Telecom Italia Mobile (TIM) both performed strongly following Olivetti's decision not to transfer TI's stake in TIM to Tecnost on terms that would have disadvantaged TI shareholders. This decision was largely due to shareholder activism. Outside the Telecom sector, AstraZeneca and Novartis announced the proposed merger of their agrochemicals business and Royal Bank of Scotland bid for National Westminster. Bids for European companies during 1999 as a whole were more than twice the level seen in 1998.

PORTFOLIO ACTIVITY

  There were no changes to our European sector strategy over the period. As a result of this fact, low liquidity ahead of the year end and market volatility, portfolio activity was relatively low, with the exception of sales necessary to raise cash for the Fund's dividend payment.

  At the stock level, we increased our holding in Nestle following a positive meeting with the company. We took advantage of relative weakness in the Banking sector to increase our holdings in Banca Intesa and Unicredito Italiano. We also selectively took advantage of market volatility to increase our holdings in Telecoms (e.g. Telecom Italia) and Technology (e.g. Ericsson).

  The portfolio was well positioned to take advantage of the moves in Telecoms and Technology. Positions have been built up over a longer period in NXT, Nokia Oyj, Sonera Group Oyj, Ericsson, TIM, TI, Telefonica, Siemens and Mannesmann. These were all among the best performing stocks in Europe over the period.

MARKET OUTLOOK

  We believe European growth should continue to recover. This will underpin the Euro and we therefore expect the currency to recover over the year. The deflationary impact of the Euro and lack of corporate pricing power should curb inflationary pressure.

  With any concerns about Y2K disruption now virtually over, corporate activity is expected to continue to support the market. Changes in tax regulations in Germany may reinforce this further.

  The ECB is however expected to move rates higher this year. The prospect of higher rates may unsettle the markets. This has already been seen in the first days of 2000.

  The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

PORTFOLIO SUMMARY
  The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of total market value at December 31, 1999 are outlined below:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 FUND
Finland          3.7%
France          17.1%
Germany         16.9%
Ireland          0.8%
Italy           10.3%
Netherlands      5.9%
Spain            5.1%
Sweden           4.3%
Switzerland     10.8%
United Kingdom  25.1%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                              MSCI
Finland                                                       4.5%
France                                                       15.4%
Germany                                                      15.7%
Ireland                                                       0.6%
Italy                                                         6.4%
Netherlands                                                   7.9%
Norway                                                        0.6%
Spain                                                         4.0%
Sweden                                                        4.0%
Switzerland                                                   8.5%
United Kingdom                                               28.9%
Other *                                                       3.5%
* Countries include Austria, Belgium, Denmark and Portugal.

  The Fund's ten largest equity holdings expressed as a percentage of total net assets at December 31, 1999 were:

Mannesmann...................................     4.1%
Siemens......................................     3.5
Nokia Oyj (Series A).........................     3.0
BP Amoco (Ordinary)..........................     2.8
Total Fina...................................     2.6
Shell Transport & Trading (Registered).......     2.4
Hays (Ordinary)..............................     2.0
Adecco.......................................     2.0
Pinault Printemps Redoute....................     1.9
ING Groep....................................     1.9
                                                 ----
                                                 26.2%
                                                 ====

  The Fund's sector weightings expressed as a percentage of net assets at December 31, 1999 were:

Services.....................................    34.9%
Finance......................................    19.7
Capital Equipment............................    16.9
Consumer Goods...............................    14.9
Energy.......................................     8.1
Materials....................................     3.4
Cash.........................................     1.3
Other Assets in Excess of Liabilities........     0.8
                                                -----
                                                100.0%
                                                =====

-----------------------------------------------
THE EUROPE FUND, INC.
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 1999

---------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
---------------------------------------------------------------------------
COMMON STOCKS--95.5%
                  FINLAND--3.6%
        34,000    Nokia Oyj (Series A).......................  $  6,166,206
                  --Electrical & Electronics
        20,000    Sonera Group Oyj...........................     1,371,276
                  --Telecommunications
                                                               ------------
                                                                  7,537,482
                                                               ------------
                  FRANCE--16.8%
        67,500    Accor......................................     3,262,422
                  --Leisure & Tourism
        15,500    AXA........................................     2,161,396
                  --Insurance
        25,000    Banque Nationale de Paris..................     2,307,289
                  --Banking
         4,398    Legrand....................................     1,047,094
                  --Electrical & Electronics
         4,400    LVMH.......................................     1,971,453
                  --Beverages & Tobacco
        31,470    +Marionnaud Parfumeriers...................     2,270,264
                  --Merchandising
        18,908    +Naf Naf...................................       266,711
                  --Textiles & Apparel
        15,000    Pinault Printemps Redoute..................     3,959,671
                  --Merchandising
         5,750    PSA Peugeot Citroen........................     1,305,835
                  --Automobiles
        26,359    Sidel......................................     2,722,196
                  --Machinery & Engineering
         6,000    Societe Generale...........................     1,396,464
                  --Banking
        35,000    Societe Generale d'Entreprises.............     1,639,788
                  --Construction & Housing
        40,000    Total Fina.................................     5,340,015
                  --Energy Sources
        20,000    Valeo......................................     1,543,567
                  --Automobiles
        40,000    Vivendi....................................     3,613,074
                  --Business & Public Services
                                                               ------------
                                                                 34,807,239
                                                               ------------

---------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
---------------------------------------------------------------------------
                  GERMANY--14.2%
         9,000    Allianz....................................  $  3,024,161
                  --Insurance
        75,000    Bayer......................................     3,551,614
                  --Chemicals
        13,500    DaimlerChrysler............................     1,050,069
                  --Automobiles
        17,500    Deutsche Bank..............................     1,478,454
                  --Banking
        20,000    Kamps......................................     1,380,344
                  --Food & Household Products
        35,000    Mannesmann.................................     8,445,788
                  --Telecommunications
        57,500    Siemens....................................     7,317,080
                  --Electrical & Electronics
        40,000    Software...................................     2,438,271
                  --Data Processing & Reproduction
        40,000    Viag.......................................       733,496
                  --Utilities - Electric & Gas
                                                               ------------
                                                                 29,419,277
                                                               ------------
                  IRELAND--0.8%
       200,000    Bank of Ireland............................     1,591,929
                  --Banking
                                                               ------------
                  ITALY--10.1%
       450,000    Banca Intesa...............................     1,827,192
                  --Banking
        30,000    BIPOP......................................     2,655,398
                  --Banking
        14,000    Gucci Group (NY Registered)................     1,603,000
                  --Consumer Goods
       125,000    La Rinascente..............................       802,262
                  --Merchandising
       100,000    Mondadori Arnoldo Editore..................     3,173,782
                  --Broadcasting & Publishing
       850,000    Seat Pagine Galle..........................     2,791,921
                  --Broadcasting & Publishing
        90,000    Telecom Italia (Ordinary)..................     1,269,513
                  --Telecommunications

---------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
---------------------------------------------------------------------------
       360,000    Telecom Italia (Savings)...................  $  2,194,444
                  --Telecommunications
       550,000    Telecom Italia Mobile......................     2,621,141
                  --Telecommunications
       425,000    Unicredito Italiano........................     2,089,659
                  --Banking
                                                               ------------
                                                                 21,028,312
                                                               ------------
                  NETHERLANDS--5.7%
        22,500    Akzo Nobel.................................     1,128,960
                  --Chemicals
        15,000    +Equant....................................     1,703,263
                  --Data Processing & Reproduction
        65,000    ING Groep..................................     3,925,516
                  --Insurance
        55,000    Numico.....................................     2,052,581
                  --Food & Household Products
        36,200    VNU........................................     1,903,177
                  --Broadcasting & Publishing
        35,000    Wolters Kluwer.............................     1,184,879
                  --Broadcasting & Publishing
                                                               ------------
                                                                 11,898,376
                                                               ------------
                  SPAIN--5.0%
            17    +A.B. Capital Fund*........................        27,496
                  --Business & Public Services
       110,000    +Amadeus Global Travel.....................     1,745,581
                  --Business & Public Services
       230,000    Banco Bilbao Vizcaya.......................     3,276,754
                  --Banking
       130,000    Telefonica.................................     3,248,341
                  --Telecommunications
        42,500    Telefonica Publicidad e Informacion........     2,066,107
                  --Broadcasting & Publishing
                                                               ------------
                                                                 10,364,279
                                                               ------------
                  SWEDEN--4.2%
        50,000    Atlas Copco................................     1,479,412
                  --Machinery & Engineering
        80,000    Electrolux (Series B)......................     2,014,118
                  --Appliances & Household Durables
        50,000    Ericsson...................................     3,217,647
                  --Electrical & Electronics

---------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
---------------------------------------------------------------------------
       115,000    Securitas (Series B).......................  $  2,083,529
                  --Business & Public Services
                                                               ------------
                                                                  8,794,706
                                                               ------------
                  SWITZERLAND--10.5%
        10,000    ABB........................................     1,223,150
                  --Electrical & Electronics
         5,250    Adecco (Registered)........................     4,088,682
                  --Business & Public Services
        10,000    Credit Suisse (Registered).................     1,987,816
                  --Banking
           530    Kuoni Reisen (Registered)..................     2,200,289
                  --Leisure & Tourism
         1,000    +Lonza.....................................       607,964
                  --Chemicals
         1,350    Nestle (Registered)........................     2,473,276
                  --Food & Household Products
         1,800    Novartis (Registered)......................     2,643,135
                  --Health & Personal Care
           300    Roche (Bearer).............................     3,561,110
                  --Health & Personal Care
         1,200    The Swatch Group (Bearer)..................     1,382,239
                  --Consumer Goods
         6,250    UBS (Registered)...........................     1,687,916
                  --Banking
                                                               ------------
                                                                 21,855,577
                                                               ------------
                  UNITED KINGDOM--24.6%
       150,000    Airtours...................................       913,226
                  --Leisure & Tourism
       180,000    Amvescap (Ordinary)........................     2,092,910
                  --Financial Services
       100,000    Barclays Bank (Ordinary)...................     2,872,907
                  --Banking
       570,000    BP Amoco (Ordinary)........................     5,752,382
                  --Energy Sources
        90,000    Carlton Communications (Ordinary)..........       874,226
                  --Broadcasting & Publishing
       100,000    Compass (Ordinary).........................     1,372,665
                  --Business & Public Services
       100,000    Diageo (Ordinary)..........................       807,531
                  --Beverages & Tobacco
       200,000    GKN (Ordinary).............................     3,275,017
                  --Machinery & Engineering
       100,000    Glaxo Wellcome (Ordinary)..................     2,835,764
                  --Health & Personal Care

---------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
---------------------------------------------------------------------------
       350,000    Halma (Ordinary)...........................  $    661,302
                  --Machinery & Engineering
       265,000    Hays (Ordinary)............................     4,226,017
                  --Business & Public Services
       215,000    HSBC (Ordinary)............................     3,038,031
                  --Banking
       140,000    Lloyds TSB (Ordinary)......................     1,738,601
                  --Banking
        90,000    Marks & Spencer (Ordinary).................       430,209
                  --Merchandising
       100,000    NXT (Ordinary).............................     2,212,413
                  --Electrical & Electronics
       175,000    Peninsular & Oriental Steam Navigation.....     2,902,379
                  --Transportation--Shipping
       100,000    Serco (Ordinary)...........................     3,115,142
                  --Business & Public Services
       600,000    Shell Transport & Trading (Registered).....     4,985,196
                  --Energy Sources
       155,000    SmithKline Beecham (Ordinary)..............     1,979,948
                  --Health & Personal Care
       900,000    Tesco (Ordinary)...........................     2,732,411
                  --Merchandising
       120,000    United News & Media (Ordinary).............     1,512,515
                  --Broadcasting & Publishing

---------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
---------------------------------------------------------------------------
       100,000    Wolseley (Ordinary)........................  $    767,078
                  --Building Materials & Components
                                                               ------------
                                                                 51,097,870
                                                               ------------
                  Total Common Stocks
                    (cost--$134,458,169).....................   198,395,047
                                                               ------------
PREFERRED STOCKS--2.3%
                  GERMANY--2.3%
        14,000    Henkel (Non-Voting)........................       923,923
                  --Chemicals
         6,000    Marschollek, Lautenschlaeger Und Partner
                    (Non-Voting).............................     1,813,590
                  --Financial Services
        60,000    Rhoen-Klinikum (Non-Voting)................     2,140,036
                  --Health & Personal Care
                                                               ------------
                  Total Preferred Stocks
                    (cost--$2,590,524).......................     4,877,549
                                                               ------------
                  Total Investments--97.8%
                  (cost--$137,048,693) (a)...................   203,272,596
                  Unrealized Depreciation on Foreign Currency
                    Exchange Contracts--0.0% (b).............          (429)
                  Other Assets in Excess of
                    Liabilities--2.2%........................     4,496,647
                                                               ------------
                  Net Assets--100.0%.........................  $207,768,814
                                                               ============

------------------------------

 +   Non-income producing security.

* Investment in restricted security with an aggregate value of $27,496, representing 0.01% of net assets at December 31, 1999. The investment was acquired on October 22, 1990 and September 5, 1991 and has an adjusted cost basis of $334,461.

(a) The United States Federal income tax basis of the Fund's investments at December 31, 1999 was $137,048,693 and, accordingly, net unrealized appreciation for United States Federal income tax purposes was $66,223,903 (gross unrealized appreciation--$68,858,929; gross unrealized depreciation--$2,635,026).

(b) Foreign currency exchange contracts entered into to hedge sale commitments as of December 31, 1999 were as follows:

----------------------------------------------------------------------
Sales                        In                               Net
            Contracts to  Exchange  Settlement             Unrealized
              Deliver       For        Date      Value    Depreciation
----------------------------------------------------------------------
             EUR 140,804  $141,438    1/4/00    $141,867    $  (429)
                                                            =======
----------------------------------------------------------------------

EUR    Euro

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF
ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $137,048,693) (Note 1)..........   $203,272,596
Cash........................................................      2,798,977
Receivable for securities sold..............................      1,793,893
Withholding tax refunds receivable..........................        383,545
Dividends receivable........................................         64,164
Interest receivable.........................................         29,732
Prepaid expenses and other assets...........................          2,333
                                                               ------------
      Total assets..........................................    208,345,240
                                                               ------------
LIABILITIES
Payable for securities purchased............................        237,190
lnvestment management fee payable (Note 2)..................        130,649
Administration fee payable (Note 2).........................         39,421
Net unrealized depreciation on foreign currency exchange
  contracts.................................................            429
Accrued expenses and other liabilities......................        168,737
                                                               ------------
      Total liabilities.....................................        576,426
                                                               ------------
NET ASSETS..................................................   $207,768,814
                                                               ============
Net Assets consist of:
  Common Stock, $.001 par value (Authorized 100,000,000
   shares) (Note 4).........................................   $     10,066
  Paid-in surplus...........................................    129,454,057
  Accumulated undistributed net investment income...........         86,861
  Accumulated undistributed net realized gain on
   investments..............................................     12,010,213
  Net unrealized appreciation on investments and foreign
   currency related transactions............................     66,207,617
                                                               ------------
  Net Assets................................................   $207,768,814
                                                               ============
Net Asset Value per share
  ($207,768,814/10,066,319 shares of common stock issued and
  outstanding)..............................................         $20.64
                                                                      -----
                                                                      -----

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 1999
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Dividends.................................................  $    4,017,993
  Interest..................................................         151,937
                                                              --------------
                                                                   4,169,930
  Less: Withholding tax on foreign source dividends.........         444,031
                                                              --------------
      Total income..........................................       3,725,899
                                                              --------------
Expenses
  Investment management fee (Note 2)........................       1,480,013
  Administration fee (Note 2)...............................         492,822
  Custodian fees............................................         153,345
  Directors' fees and expenses..............................         148,180
  Shareholder servicing fees................................          83,439
  Legal fees................................................          77,690
  Audit fees................................................          47,500
  Reports to shareholders...................................          32,856
  NYSE listing fee..........................................          24,260
  Insurance expense.........................................           9,848
  Miscellaneous.............................................          12,593
                                                              --------------
      Total expenses........................................       2,562,546
                                                              --------------
Net investment income.......................................       1,163,353
                                                              --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain on:
  Investments.....................................  $  23,515,786
  Foreign currency related transactions...........        104,384     23,620,170
                                                    -------------
Change in unrealized appreciation on:
  Investments--net................................     13,880,015
  Foreign currency related transactions...........        (29,896)    13,850,119
                                                    -------------  -------------
Net realized and unrealized gain on investments and foreign
 currency related transactions...................................     37,470,289
                                                                   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............  $  38,633,642
                                                                   =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                                --------------------------
                                                                    1999          1998
                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income.......................................  $  1,163,353  $ $1,426,725
  Net realized gain on investments and foreign currency
   related transactions.......................................    23,620,170    42,061,453
  Change in unrealized appreciation (depreciation) on
   investments and foreign
   currency related transactions..............................    13,850,119    (3,246,774)
                                                                ------------  ------------
Net increase in net assets resulting from operations..........    38,633,642    40,241,404
                                                                ------------  ------------
Dividends and distributions to shareholders from:
  Net investment income ($0.134398 and $0.130172 per share,
   respectively)..............................................    (1,352,893)   (1,310,353)
  Net realized gain on investments and foreign currency
   related transactions
   ($2.582034 and $3.360266 per share, respectively)
   (Note 1)...................................................   (25,991,578)  (33,825,510)
                                                                ------------  ------------
Net decrease in net assets resulting from dividends and
 distributions................................................   (27,344,471)  (35,135,863)
                                                                ------------  ------------
Total increase................................................    11,289,171     5,105,541
                                                                ------------  ------------
NET ASSETS
  Beginning of year...........................................   196,479,643   191,374,102
                                                                ------------  ------------
  End of year (including accumulated undistributed net
   investment income of $86,861 and $172,017, respectively)...  $207,768,814  $196,479,643
                                                                ============  ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following per share data and ratios have been derived from information provided in the financial statements:

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                    ------------------------------------------------
                                                      1999      1998      1997      1996      1995
                                                    --------  --------  --------  --------  --------
Net asset value, beginning of year................  $  19.52  $  19.01  $  18.18  $  14.32  $  12.56
                                                    --------  --------  --------  --------  --------
Operations:
  Net investment income*..........................      0.12      0.14      0.15      0.12      0.14
  Net realized and unrealized gain (loss) on
   investments and foreign currency related
   transactions...................................      3.72      3.86      3.20      4.80      2.50
                                                    --------  --------  --------  --------  --------
    Total from operations.........................      3.84      4.00      3.35      4.92      2.64
                                                    --------  --------  --------  --------  --------
Dividends and distributions to shareholders from:
  Net investment income**.........................     (0.14)    (0.13)    (0.14)    (0.16)    (0.10)
  Net realized gain on investments and foreign
   currency related transactions..................     (2.58)    (3.36)    (2.38)    (0.90)    (0.78)
                                                    --------  --------  --------  --------  --------
    Total dividends and distributions.............     (2.72)    (3.49)    (2.52)    (1.06)    (0.88)
                                                    --------  --------  --------  --------  --------
Net asset value, end of year......................  $  20.64  $  19.52  $  19.01  $  18.18  $  14.32
                                                    ========  ========  ========  ========  ========
Per share market value, end of year...............  $  18.88  $  18.56  $  17.06  $  16.13  $  12.75
                                                    ========  ========  ========  ========  ========
Total investment return, market value+............     18.05%    27.84%    21.00%    34.78%    26.26%
Net assets at end of year (000 omitted)...........  $207,769  $196,480  $191,374  $182,963  $144,190
Ratio of expenses to average weekly net assets....      1.30%     1.27%     1.26%     1.42%     1.42%
Ratio of net investment income to average weekly
 net assets.......................................      0.59%     0.65%     0.77%     0.74%     1.01%
Portfolio turnover rate...........................        47%       54%       39%       48%       52%

--------------------------
 * Based on average shares outstanding during the year.

** Net realized gains (losses) on foreign currency related transactions, if any, are included with and distributed as net investment income in accordance with provisions of the Internal Revenue Code.

 + Total investment return, market value, is based on the change in market price of a share during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's distribution reinvestment and cash purchase plan.

See Notes to Financial Statements.

----------------------------------------------
THE EUROPE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
------------------------------------------

NOTE 1. SIGNIFICANT
ACCOUNTING POLICIES
The Europe Fund, Inc. (the "Fund") was incorporated in Maryland on February 8, 1990, as a closed-end, diversified management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in European equity securities.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: All securities for which current market quotations are readily available are valued at the last sale price prior to the time of determination, or, if there is no sales price on such date, and if bid and asked quotations are available, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices, or, if quotations are not available, are valued as determined in good faith by the Board of Directors of the Fund. Short-term investments having a maturity of 60 days or less are valued at amortized cost. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend, and interest income is recorded on an accrual basis.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts and transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at a 10:00 a.m. midpoint rate of exchange on valuation date.

  (ii) purchases and sales of investment securities, income and expenses at the 10:00 a.m. midpoint rate of exchange prevailing on the respective dates of such transactions.

  The resultant exchange gains and losses are included in the Statement of Operations.

  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses include changes in the value of assets and liabilities other than investments in securities at fiscal year-end, resulting from changes in the exchange rate.

  The Fund may hold foreign currency in order to facilitate the purchases of foreign securities.

FORWARD CURRENCY EXCHANGE CONTRACTS: The Fund enters into forward currency exchange contracts to hedge certain purchase and sale commitments denominated in foreign currencies. The Fund may enter into forward currency exchange contracts to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Fluctuations in the value of forward currency exchange contracts are recorded for book purposes as unrealized gains or losses by the Fund. If the Fund enters into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the forward currency contracts to sell and the forward currency contracts to buy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

TAXES: No provision has been made for United States Federal income taxes because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. The Fund intends to distribute to shareholders annually by the end of January an amount equal to at least 7% of the Fund's net asset value determined as of the beginning of the previous calendar year. If, for any calendar year, the aggregate of net investment income and net realized capital gains (if any) is less than 7% of the Fund's net asset value as of the beginning of that calendar year, the difference will be distributed from the Fund's paid-in surplus. Income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

RECLASSIFICATION OF COMPONENTS OF NET ASSETS:  During the year ended
December 31, 1999, net realized gains on foreign currency related transactions of $104,384 were reclassified from accumulated undistributed net realized gain on investments to accumulated undistributed net investment income. This reclassification was a result of permanent book-to-tax differences and had no effect on net assets or net asset value per share.

NOTE 2. TRANSACTIONS
WITH AFFILIATES AND
AGREEMENTS
The Fund has entered into Agreements with Mercury Asset Management International Channel Islands Ltd. (the "Investment Manager"), and Mercury Asset Management International Ltd. (the "Investment Adviser").

  The Investment Management Agreement provides that the Fund will pay the Investment Manager a fee, computed weekly and payable monthly, at the following annual rates: 0.75% of the Fund's average weekly net assets up to $250 million, and 0.65% of such assets in excess of $250 million. The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations from the Investment Adviser subject to the overall supervision of the Board of Directors. The Investment Manager pays a fee to the Investment Adviser for services rendered. The Investment Manager and Investment Adviser are subsidiaries of Mercury Asset Management Ltd., whose immediate parent is Mercury Asset Management Group Ltd. The ultimate parent of Mercury Asset Management Group Ltd. is Merrill Lynch & Co., Inc.

  The Fund has entered into an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"). The Administration Agreement provides that the Fund will pay the Administrator a fee at the annual rate of 0.25% of the Fund's average weekly net assets up to $200 million and 0.20% on such assets in excess of $200 million. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing certain reports and documents required by laws and regulations, and provides the Fund with administrative office facilities. The Administrator is a wholly-owned affiliate of Merrill Lynch & Co., Inc.

  Certain directors and officers of the Fund are also directors and officers of either the Administrator, the Investment Manager, the Investment Adviser, and/or Mercury Asset Management Group Ltd.

NOTE 3. INVESTMENT
TRANSACTIONS
Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 1999 were $90,799,117 and $118,326,146, respectively.

NOTE 4. CAPITAL
There are 100 million shares of $.001 par value common stock authorized. Of the 10,066,319 shares outstanding at December 31, 1999, Mercury Asset Management Ltd. owned 1,217 shares in respect of the Fund's initial seed capital and reinvested distributions.

NOTE 5. QUARTERLY
RESULTS OF OPERATIONS*
(UNAUDITED)

                                                                      NET REALIZED
                                                                           AND
                                                                       UNREALIZED
                                                                         GAIN ON
                                                                       INVESTMENTS
                                                     NET               AND FOREIGN
                                                 INVESTMENT             CURRENCY
                           INVESTMENT              INCOME/               RELATED
                             INCOME                (LOSS)             TRANSACTIONS
                       -------------------   -------------------   -------------------
                                    PER                   PER                   PER
QUARTER ENDED           TOTAL      SHARE      TOTAL      SHARE      TOTAL      SHARE
-------------          --------   --------   --------   --------   --------   --------
March 31, 1998.......   $  754     $0.06      $  228     $ 0.02    $ 36,547    $ 3.63
June 30, 1998........    2,216      0.22       1,380       0.14       8,759      0.87
September 30, 1998...      657      0.07         (88)     (0.01)    (43,935)    (4.36)
December 31, 1998....      575      0.06         (93)     (0.01)     37,444      3.72
                        ------     -----      ------     ------    --------    ------
Total................   $4,202     $0.41      $1,427     $ 0.14    $ 38,815    $ 3.86
                        ======     =====      ======     ======    ========    ======
March 31, 1999.......   $  535     $0.05      $ (111)    $(0.01)   $ (1,764)   ($0.17)
June 30, 1999........    1,623      0.16         996       0.10      (2,373)    (0.24)
September 30, 1999...      779      0.08         162       0.02        (637)    (0.06)
December 31, 1999....      789      0.08         116       0.01      42,244      4.19
                        ------     -----      ------     ------    --------    ------
Total................   $3,726     $0.37      $1,163     $ 0.12    $ 37,470    $ 3.72
                        ======     =====      ======     ======    ========    ======

------------------------
* Totals expressed in thousands of dollars except per share amounts.

NOTE 6. PER SHARE
SELECTED QUARTERLY
FINANCIAL DATA
(UNAUDITED)

                                 NET ASSET               MARKET
                                   VALUE                 PRICE**
                            -------------------   ---------------------
QUARTER ENDED                 HIGH       LOW        HIGH         LOW       VOLUME*
-------------               --------   --------   ---------   ---------   ---------
March 31, 1998............   $22.74     $18.75    20 3/4      16            1,557
June 30, 1998.............    24.49      22.95    22 5/8      19 7/8        1,420
September 30, 1998........    25.19      19.75    23 3/8      15 3/16       1,949
December 31, 1998.........    22.58      18.17    20 7/16     15 1/16       1,417
March 31, 1999............    20.79      18.77    21 3/8      16 1/2        1,851
June 30, 1999.............    19.91      18.81    17 15/16    16 1/4        1,131
September 30, 1999........    20.00      18.81    17 5/16     16 1/2          972
December 31, 1999.........    22.08      19.01    19 3/4      16 3/8        1,155

------------------------
 * In thousands.
** Based on closing prices as reported on the New York Stock Exchange.

ADDITIONAL
INFORMATION
(UNAUDITED)
During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

--------------------------------------------------------------------------------
               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Directors
The Europe Fund, Inc.

  We have audited the accompanying statement of assets and liabilities of The Europe Fund, Inc., including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Europe Fund, Inc. at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

New York, New York
February 1, 2000

--------------------------------------------------------------------------------
                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Dear Shareholder:

  The following information summarizes all of the 1999 per share distributions payable by the Fund on December 31, 1999 for shareholders of record on December 20, 1999.

                                         FOREIGN
 DOMESTIC      FOREIGN       TOTAL        TAXES      LONG-TERM
 ORDINARY      SOURCE      ORDINARY      PAID OR      CAPITAL
  INCOME       INCOME       INCOME      WITHHELD       GAINS
----------    ---------    ---------    ---------    ---------
$0.123428     $0.131628    $0.255056    $0.043627    $2.461376*

  The foreign taxes paid or withheld per share represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax counsel or other tax advisors regarding the appropriate treatment of foreign taxes paid.

* The entire distribution is subject to the 20% tax rate.
--------------------------------------------------------------------------------
          DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)
--------------------------------------------------------------------------------

  Pursuant to the Fund's Distribution Reinvestment and Cash Purchase Plan (the "Plan"), shareholders will have all distributions, net of any applicable U.S. withholding tax (including, in the case of non-U.S. shareholders, backup withholding taxes) automatically reinvested by The Bank of New York (the "Plan Agent") in Fund shares pursuant to the Plan. Shareholders who do not wish to participate in the Plan or who wish to terminate participation in the Plan may elect, by notifying the Plan Agent in writing, to receive all distributions, net of any applicable U.S. withholding tax, in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholders' name and held for the account of beneficial owners who are to participate in the Plan. A beneficial owner of shares registered in the name of a bank, broker or other nominee should consult with the nominee to determine whether they should participate in the Plan or how they may withdraw from the Plan. A beneficial owner holding shares through a nominee may not be able to transfer their shares and continue to participate in the Plan.

  The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a distribution, participants in the Plan will receive the equivalent in shares of the Fund valued as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash distribution, participants will be issued shares of the Fund at a price equal to the greater of net asset value or an amount equal to 95% of the then current market price of the Fund's shares. The Fund will not issue shares under the Plan below net asset value. If net asset value exceeds the market price of Fund shares at that time, or if the Fund should declare a distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Plan Agent will buy, as agent for the participants, Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Purchases by the Plan Agent will be made on or shortly after the payment date for the distribution and in no event more than 30 days after that date except where temporary curtailment or suspension of purchase is necessary to comply with U.S. Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

  Participants have the option of making additional cash payments to the Plan Agent, quarterly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about March 15, June 15, September 15 and December 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before March 15, June 15, September 15 or December 15, as the case may be. Optional cash payments must be made in U.S. dollars. Optional cash payments drawn on a non-U.S. bank will be subject to collection fees and must be collected by the foregoing quarterly dates to be invested. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

  The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

  There is no charge to participants for reinvesting distributions. The Plan Agent's fees for the reinvestment of distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or any distributions payable only in cash.

  With respect to purchases with voluntary cash payments, the Plan Agent will charge U.S. $2.00 for each purchase for a participant, plus a PRO RATA share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for these transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the proportionately lower commission thus attainable.

  The receipt of distributions under the Plan will not relieve participants of any income tax (including withholding tax) which may be payable on the distributions. Under presently outstanding regulations, shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated, for U.S. Federal income tax purposes, as receiving a taxable distribution in an amount equal to the amount of money that the shareholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount.

  Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent, but only by at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority). Further information concerning the Plan may be obtained by contacting the Plan Agent at P.O. Box 11260, Church Street Station, New York, New York 10277-0760, Attention:
Dividend Reinvestment Service, or by calling 1 (800) 524-4458.

-------------------------------------------------------------

DIRECTORS AND OFFICERS

  ANTHONY M. SOLOMON, Chairman of the Board and Director
  GEORGE F. BENNETT, Director
* SIR ARTHUR BRYAN, Director
  PETER STORMONTH DARLING, Director
* J. MURRAY LOGAN, Director
* JAMES S. MARTIN, Director
  FRANCOIS-XAVIER ORTOLI, Director
  STEPHEN M. M. MILLER, President
  DONALD C. BURKE, Vice President and Treasurer
  ROBERT E. PUTNEY, III, Secretary

* Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares or any securities mentioned in this report.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Europe Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments and the size of the Fund.

------------------------------------------------

EXECUTIVE OFFICES--
800 Scudders Mill Road
Plainsboro, New Jersey 08536
(For latest net asset value and requests for Fund Reports, please call 1-800-543-6217 or 1-609-282-4600.)
INVESTMENT MANAGER--
Mercury Asset Management International Channel Islands Ltd.
Forum House
Grenville Street
St. Helier, Jersey
Channel Islands
INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England
ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, New Jersey 08543-9095
CUSTODIAN--
The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium
TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286
LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

                ------------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                  -------------------------------------------

THE FUND

  The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Mercury Asset Management International Channel Islands Ltd., relying on investment advice from Mercury Asset Management International Ltd. (Regulated by IMRO and the US Securities and Exchange Commission.)

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Net asset value (NAV) and market price information about the Fund's shares are published weekly in THE WALL STREET JOURNAL and THE NEW YORK TIMES and other newspapers in a table called "Closed End Funds," and are also available on Reuters under "MAMINDEX." Daily NAV and market price information is available on the internet at www.wsj.com.

  The quarterly newsletter entitled "The Closed End Fund Focus" will no longer be published in a printed format. An abbreviated version, providing information only pertaining to The Europe Fund, Inc., may be available via e-mail, depending upon demand. Those interested in receiving the newsletter in this manner should forward their e-mail address with "Closed End Fund Focus" in the subject line to Ms. Michelle Lau of Princeton Administrators, L.P. at: Michelle_Lau@ml.com.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY

  A Distribution Reinvestment and Cash Purchase Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 524-4458.

  All shareholders are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, your nominee may have elected to receive distributions in cash on your behalf, and if you wish to participate, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name, which will enable you to participate in the Plan.
TRANSFER AGENT:
The Bank of New York
Telephone Inquiries: 1-800-432-8224
Address Shareholder Inquiries to:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286
Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

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                             THE EUROPE FUND, INC.
                                 ANNUAL REPORT
                               DECEMBER 31, 1999